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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                   FORM 8-K/A
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - October 1, 1998


                         Commission File Number: 0-24846


                          COLORADO CASINO RESORTS, INC.
             (Exact name of Registrant as specified in its Charter)




           Texas                                              84-1303693
(State or other jurisdiction of                             (IRS Employer
incorporation or organization)                            Identification No.)



                              304 South 8th Street
                                    Suite 201
                           Colorado Springs, CO 80905
    (Address, including zip code of Registrant's principal executive offices)






       Registrant's telephone number, including area code: (719) 635-7047




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Item 7.  Financial Statements and Exhibits

         Exhibit 1:   Letter of Richey, May & Co., P.C.


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                         (Richey, May & Co. Letterhead)




October 1, 1998



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Colorado Casino Resorts, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K/A, as part of the Company's Form 8-K/A report dated October 1, 1998. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,


/s/ Richey, May & Co., P.C.
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    Richey, May & Co., P.C.






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                  COLORADO CASINO RESORTS, INC. & SUBSIDIARIES


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 1st day of October, 1998.


                                         COLORADO CASINO RESORTS, INC.

October 1, 1998              By:         /s/ Rudy S. Saenz
                                         --------------------
                                         Rudy S. Saenz
                                         President and Chief Executive Officer,
                                         Director (Principal Executive Officer)



October 1, 1998                          /s/ Farid E. Tannous
                                         -----------------------
                                         Farid E. Tannous
                                         Treasurer and Chief Financial Officer
                                         (Principal Financial Officer)